EXHIBIT 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) made as of the 29th day of March, 2018, by and among GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), GLOBAL NET LEASE, INC., a Maryland corporation (“REIT”), ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company (“International Holdco”), ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company (“Global II Holdco”), THE PARTIES EXECUTING BELOW AS SUBSIDIARY GUARANTORS (the “Subsidiary Guarantors”; REIT, International Holdco, Global II Holdco and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (KeyBank and such Lenders hereinafter referred to collectively as the “Lenders”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain Credit Agreement dated as of July 24, 2017 (collectively, the “Credit Agreement”); and
WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and
WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement (as modified and amended by this Amendment).
2.    Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:
(a)    By deleting in its entirety the definition of “Authorized Officer” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following new definition:
“Authorized Officer. Any of the following persons: James L. Nelson and Christopher J. Masterson; and such other Persons as the Borrower shall designate in a written notice to the Agent.”; and
(b)    By deleting in its entirety the name “Nicholas Radesca” appearing in clause (h) of the definition of Change of Control appearing in in §1.1 of the Credit Agreement, and inserting in lieu thereof the name “Christopher J. Masterson”.

3.    References to Loan Documents. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.
4.    Consent and Acknowledgment of Borrower and Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements or instruments executed in connection herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remains in full force and effect and constitutes the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement as modified and amended herein, and (c) that the execution and delivery of this Amendment and any other agreements or instruments executed in connection herewith does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.
5.    Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)    Authorization. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or any Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, Borrower or any Guarantor or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or any Guarantor, other than those in favor of Agent, on behalf of itself and the other Lenders, pursuant to the Loan Documents, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.
(b)    Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which Borrower or any Guarantor is a party are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)    Governmental Approvals. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of, or any filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, and filings after the date hereof of disclosures with the SEC, or as may be required hereafter with respect to tenant improvements, repairs or other work with respect to any Real Estate.
(d)    Reaffirmation of Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that, with respect to any representation or warranty which by its terms is made as of a specified date, such representation or warranty is reaffirmed hereby only as of such specified date). To the extent that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this Paragraph 5(d) shall not apply with respect to any such representations and warranties.
6.    No Default. By execution hereof, the Borrower and the Guarantors certify that, immediately after giving effect to this Amendment, there exists no Default or Event of Default as of the date of this Amendment.
7.    Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.
8.    Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.
9.    Effective Date. This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:
(a)the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Majority Lenders;

(b)receipt by Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment;
(c)receipt by Agent of such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request; and
(d)the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment.
10.    Amendment as Loan Document. This Amendment shall constitute a Loan Document.
11.    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
12.    MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
GLOBAL NET LEASE OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

By:	GLOBAL NET LEASE, INC., a Maryland corporation, its general partner
By: /s/ James Tanaka
Name: James Tanaka
Title: Authorized Secretary
REIT:
GLOBAL NET LEASE, INC., a Maryland corporation
By: /s/ James Tanaka
Name: James Tanaka
Title: Authorized Secretary

INTERNATIONAL HOLDCO:
ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company
By: /s/ James Tanaka
Name: James Tanaka
Title: Authorized Secretary

GLOBAL II HOLDCO:
ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company
By: /s/ James Tanaka
Name: James Tanaka
Title: Authorized Secretary
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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to Senior Secured Revolving Credit Agreement

SUBSIDIARY GUARANTORS:

ARC SPHRSNJ001 URBAN RENEWAL ENTITY, LLC, a New Jersey limited liability company

By:/s/ James Tanaka
Name: James Tanaka
Title: Authorized Secretary

ARC PPHHTKY001, LLC,
ARC CWARANE001, LLC,
ARC CWRVTIL001, LLC,
ARC CWSALKS001, LLC,
ARC CWUVLOH001, LLC,
ARC CWVININ001, LLC,
ARC CWWPKMN001, LLC,
ARC WWHWCMI001, LLC,
ARC GEGRDMI001, LLC,
ARC GSFRNTN001, LLC,
ARC TFDPTIA001, LLC,
ARC NOWILND001, LLC,
ARC GSDVRDE001, LLC,
ARC CWGRDMI001, LLC, each a Delaware limited liability company

By: /s/ James Tanaka
Name: James Tanaka
Title: Authorized Secretary

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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to Senior Secured Revolving Credit Agreement

ARC GSGTNPA001, LLC,
ARC GSMSSTX001, LLC,
ARC GSDALTX001, LLC,
ARC GSIFLMN001, LLC,
ARC NOPLNTX001, LLC,
ARC NNMFBTN001, LLC,
ARC DRINDIN001, LLC,
ARC VALWDCO001, LLC,
ARC LPSBDIN001, LLC,
ARC GBLMESA001, LLC,
ARC NSSNJCA001, LLC,
ARC FEAMOTX001, LLC,
ARC FECPEMA001, LLC,
ARC FESANTX001, LLC,
ARC SZPTNNJ001, LLC,
ARC WNBRNMO001, LLC,
ARC VCLIVMI001, LLC,
ARC PNEREPA001, LLC,
ARC PNSCRPA001, LLC,
ARC CTFTMSC001, LLC, each a Delaware limited liability company

By: /s/ James Tanaka
Name: James Tanaka
Title: Authorized Secretary

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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to Senior Secured Revolving Credit Agreement

ARC TFKMZMI001, LLC,
ARC SWWSVOH001, LLC,
ARC MKMDNNJ001, LLC,
ARC FD73SLB001, LLC,
ARC WMWSLNC001, LLC,
ARC SANPLFL001, LLC,
ARC FEWNAMN001, LLC,
ARC DG40PCK001, LLC,
ARC FEWTRNY001, LLC,
ARC FEBHMNY001, LLC,
ARC MPSTLMO001, LLC,
ARC KUSTHMI001, LLC,
ARC FELEXKY001, LLC,
ARC GECINOH001, LLC,
ARC DNDUBOH001, LLC,
ARC FELKCLA001, LLC,
ARC FD34PCK001, LLC,
ARC CJHSNTX001, LLC,
ARC OGHDGMD001, LLC,
ARC FSMCHIL001, LLC,
ARC FEBILMA001, LLC,
ARC AMWCHKS001, LLC,
ARC CJHSNTX002, LLC,
ARC DINCNOH001, LLC,
ARC FESALUT001, LLC,
ARC WIODSTX001, LLC,
ARC CGJNSMI001, LLC,
ARC CGFRSMI001, LLC, each a Delaware limited liability company

By:/s/ James Tanaka
Name: James Tanaka
Title: Authorized Secretary

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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to Senior Secured Revolving Credit Agreement

ARC CGWRNMI001, LLC,
ARC CSVBTMI001, LLC,
ARC FEPIESD001, LLC,
ARC GSFFDME001, LLC,
ARC GSRNGME001, LLC,
ARC GSRPCSD001, LLC,
ARC TRLIVMI001, LLC,
ARC FEHBRKY001, LLC,
ARC CGMARSC001, LLC,
ARC CGLGNIN001, LLC,
ARC CGMADIN001, LLC,
ARC MSELGIL001, LLC,
ARC JTCHATN001, LLC,
ARC JTCHATN002, LLC,
ARC BHSBDIN001, LLC,
ARC HLHSNTX001, LLC,
ARC FEMANMN001, LLC,
ARC GSRTNNM001, LLC,
ARC ACHNETH001, LLC,
ARC KPHTNNE001, LLC,
ARG CBSKSMO001, LLC,
ARG FEMRGWV001, LLC,
ARG FEGRFMT001, LLC,
ARC ODVLONET001, LLC, each a Delaware limited liability company

By: /s/ James Tanaka
Name: James Tanaka
Title: Authorized Secretary

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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to Senior Secured Revolving Credit Agreement

ARG VAGNVFL001, LLC,
ARG CMPCRMS001, LLC,
ARG FCSTHMI001, LLC,
ARG LSWYGMI001, LLC,
ARG LSCHIIL001, LLC,
ARG LSCHIIL002, LLC,
ARG LSCHIIL003, LLC, each a Delaware limited liability company

By: /s/ James Tanaka
Name: James Tanaka
Title: Authorized Secretary

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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to Senior Secured Revolving Credit Agreement

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as the Agent
By: /s/ Sara Jo Smith

Name: Sara Jo Smith

Title: Vice President
CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Ashish Tandon

Name: Ashish Tandon

Title: Director
CITIZENS BANK, N.A.

By:/s/ Michelle M. Dawson

Name: Michelle M. Dawson

Title: Vice President

BMO HARRIS BANK N.A.

By: /s/ Lloyd Baron

Name: Lloyd Baron

Title: Director
MIZUHO BANK, LTD

By: /s/ John Davies

Name: John Davies

Title: Authorized Secretary
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KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to Senior Secured Revolving Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ William G. Karl
Name: William G. Karl
Title: Executive Officer

(SEAL)
COMERICA BANK
By: /s/ Charles Weddell
Name: Charles Weddell
Title: Vice President

(SEAL)

KeyBank/Global Net Lease Operating Partnership, L.P.
Signature Page to First Amendment to Senior Secured Revolving Credit Agreement